UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 3, 2010

TRUE RELIGION APPAREL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51483	98-0352633
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2263 East Vernon Avenue

Vernon, California 90058

(Address of Principal Executive Offices, Zip Code)

(323) 266-3072

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operation and Financial Condition.

On November 3, 2010, True Religion Apparel, Inc. (the “Company”) announced by press release its financial results for the quarter ended September 30, 2010.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01                                             Regulation FD Disclosure.

On November 3, 2010, the Company posted to the Investor Relations section of its website commentary of its management with respect to the quarter ended September 30, 2010.  A copy of the commentary is attached hereto as Exhibit 99.2.

Item 9.01               Financial Statements and Exhibits.

99.1                         Press Release dated November 3, 2010, of True Religion Apparel, Inc.

99.2                         True Religion Apparel, Inc. Third Quarter Management Commentary dated September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2010	TRUE RELIGION APPAREL, INC.

	By:	/s/ Peter F. Collins
	Name:	Peter F. Collins
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

99.1                         Press Release dated November 3, 2010, of True Religion Apparel, Inc.

99.2                         True Religion Apparel, Inc. Third Quarter Management Commentary dated September 30, 2010.